UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2014

GREAT PLAINS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4060 NE 95th Road, Wildwood, FL		34785
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (352) 561-8182

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02                      Termination of a Material Definitive Agreement.

On January 27, 2014, our wholly-owned subsidiary, Ashland Holdings LLC cancelled the Vacant Land Contract (the “Contract”) with Bar W Land Co.LLC for the  purchase of property located in Sumter County, Florida, as previously reported in our Form 8-K filed on January 22, 2014.  The Contract was cancelled within the due diligence period, without recourse or liability to us, pursuant to a Release and Cancellation of Contract for Sale and Purchase dated January 27, 2014. The $15,000 earnest money deposit shall be refunded to us within 5 days.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS HOLDINGS, INC.

Date: January 29, 2014	By: /s/ Kent Campbell
Kent Campbell, Chief Executive Officer